                                                                   EXHIBIT 10.12

                  SCHEDULE TO FORM OF HCRI MANAGEMENT AGREEMENT
           PURSUANT TO INSTRUCTION 2 TO ITEM 601(a) OF REGULATION S-K


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
                 MANAGEMENT      LEASEHOLD       LESSOR          LESSOR'S        LOCATION
                 FIRM            TENANT                          STATE OF
                                                                 INCORPORATION
LEBANON,         Balanced        Financial       Pennsylvania    Pennsylvania    Lebanon
PENNSYLVANIA     Care at         Care            BCC                             County,
                 Lebanon, Inc.   Investors of    Properties,                     Pennsylvania
                                 Lebanon, LLC    Inc.

LOYALSOCK,       Balanced        Financial       Pennsylvania    Pennsylvania    Lycoming
PENNSYLVANIA     Care at         Care            BCC                             County,
                 Loyalsock,      Investors of    Properties,                     Pennsylvania
                 Inc.            Loyalsock,      Inc.
                                 LLC

WESTERVILLE,     Balanced        Financial       HCN BCC         Delaware        Franklin
OHIO             Care at         Care            Holdings,                       County, Ohio
                 Westerville,    Investors of    Inc.
                 Inc.            Westerville,
                                 LLC

MORRISTOWN,      Balanced        Financial       HCN BCC         Delaware        Hamblen
TENNESSEE        Care at         Care            Holdings,                       County,
                 Morristown,     Investors of    Inc.                            Tennessee
                 Inc.            Morristown,
                                 LLC

OAK RIDGE,       Balanced        Financial       HCN BCC         Delaware        Anderson
TENNESSEE        Care at Oak     Care            Holdings,                       County,
                 Ridge, Inc.     Investors of    Inc.                            Tennessee
                                 Oak Ridge,
                                 LLC

SAGAMORE HILLS,  Balanced        Financial       HCN BCC         Delaware        Summit
OHIO             Care at         Care            Holdings,                       County, Ohio
                 Sagamore        Investors of    Inc.
                 Hills, Inc.     Sagamore
                                 Hills, LLC
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